Exhibit 10.8

EXECUTION COPY
SEVENTH AMENDMENT TO
MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT
SEVENTH AMENDMENT TO MASTER ACCOUNTS RECEIVABLE PURCHASE AGREEMENT, dated as of August 5, 2024 (this “Amendment”), between EDGEWELL PERSONAL CARE, LLC, a Delaware limited liability company (the “Seller”), EDGEWELL PERSONAL CARE COMPANY, a Missouri corporation (the “Guarantor”, and, together with the Seller, each, an “Edgewell Entity”, and collectively, the “Edgewell Entities”), and MUFG BANK, LTD., formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Purchaser”).
RECITALS:
(1)    The Edgewell Entities and the Purchaser are parties to that certain Master Accounts Receivable Purchase Agreement, dated as of September 15, 2017 (as amended, supplemented or otherwise modified, the “Purchase Agreement”).
(2)    The Edgewell Entities and the Purchaser have agreed to amend and modify the Purchase Agreement to effectuate the transition of the transactions governed by the Purchase Agreement from the “PrimeRevenue System” to the “MUFG Platform” and otherwise amend the Purchase Agreement as set forth herein.
Section 1.Defined Terms. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to such terms in the Purchase Agreement.
Section 2.Amendments to the Purchase Agreement Each Edgewell Entity and the Purchaser agree that, effective as of the date first above written, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Purchase Agreement is hereby amended as follows:
(a)As of the date hereof, the Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Purchase Agreement attached hereto as Exhibit A. For the avoidance of doubt, the changes set forth on Exhibit A hereto in respect of the replacement of the term “BSBY Rate” shall not apply to, or be deemed to modify, the Purchase Price of any Purchased Receivables purchased by the Purchaser prior to the date hereof.
(b)Effective on the date mutually agreed between the Seller and the Purchaser in writing (the “Transition Effectiveness Date”):
(i)The definition of “PrimeRevenue System” contained in Section 1.1 of the Purchase Agreement is hereby deleted in its entirety and the following definition is hereby added to Section 1.1 of the Agreement in proper alphabetical order to read as follows:
“MUFG Platform” means the Purchaser’s communication tool accessible via the internet to enable clients to offer various Receivables for sale to the Purchaser and for the loading, approval and monitoring of such
765820669

Receivables on a platform, the terms of use of which are set out in Schedule C and are hereby incorporated herein.
(ii)All references therein to the term “PrimeRevenue System” in the Agreement shall be replaced with references to the term “MUFG Platform”;
(iii)Schedule C to the Purchase Agreement shall be amended and restated in its entirety to read as set out on Schedule C attached to this Amendment; and
(iv)the Purchase Agreement shall be amended to include a new Schedule D to read as set out on Schedule D attached to this Amendment.
Section 3.MUFG Platform. For the avoidance of doubt, upon the effectiveness of the amendments described in Section 2(b) on the Transition Effectiveness Date, the Seller shall be required to deliver all Servicing Reports via the MUFG Platform as set forth in the Purchase Agreement; provided, however, all representations and warranties, covenants and indemnification obligations of the Seller shall survive with respect to all outstanding Purchased Receivables for which such Seller has submitted information via the PrimeRevenue System prior to the Transition Effectiveness Date.
Section 4.Conditions of Effectiveness. This Amendment shall become effective when, and only when Purchaser shall have executed this Amendment and received counterparts of this Amendment executed by the Edgewell Entities.
Section 5.Representations and Warranties of each Edgewell Entity. Each Edgewell Entity represents and warrants that, as to itself, the representations and warranties made by the Seller in Section 9.1 of the Purchase Agreement and by Guarantor in Section 9.3 of the Purchase Agreement are true and correct in all respects as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all respects on and as of such earlier date.
Section 6.Ratification; References to and Effect on the Purchase Agreement. Except for the amendments set forth in Section 2 hereof, nothing herein shall be deemed to be an amendment or waiver of any covenant or agreement contained in the Purchase Agreement and each Edgewell Entity agrees that all of the covenants and agreements and other provisions contained in the Purchase Agreement, as amended herein, are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their terms from and after the date of this Amendment On and after the effective date of this Amendment, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof’’, “herein” or words of like import referring to the Purchase Agreement and each reference in the other documents referred to in the Purchase Agreement, “thereunder”, “thereof’’ or words of like import referring to the Purchase Agreement (as the case may be), shall mean and be a reference to the Purchase Agreement as amended by this Amendment. This Amendment shall constitute a Purchase Document.
765820669

Section 7.Counterparts. This Amendment may be executed in any number of counterparts, and by the different patties thereto on separate counterparts, each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or electronic copy of an executed counterpart of this Amendment shall be effective as an original for all purposes.
Section 8.Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

765820669

IN WITNESS WHEREOF, the parties have executed this Amendment by their undersigned, duly authorized officers on the date first above written:
SELLER:
[Signature Page to Seventh Amendment to Master Accounts Receivable Purchase Agreement]
765820669

PURCHASER:
MUFG BANK, LTD.

[Signature Page to Seventh Amendment to Master Accounts Receivable Purchase Agreement]
765820669